UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 4, 2025

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement.

Senior Notes Offering

On December 4, 2025, S&P Global Inc. (the “Company”) completed its previously announced private offering (the “Offering”) of $600,000,000 aggregate principal amount of the Company’s 4.250% Senior Notes due 2031 (the “2031 Notes”) and $400,000,000 aggregate principal amount of the Company’s 4.800% Senior Notes due 2035 (the “2035 Notes” and, together with the 2031 Notes, the “Notes”). The Notes were sold under a purchase agreement, dated as of December 1, 2025, entered into by and among the Company, Standard & Poor’s Financial Services LLC (the “Guarantor”) and each of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and HSBC Securities (USA) Inc., as representatives of the several initial purchasers (the “Initial Purchasers”) named therein, for resale in the United States to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act.

The Notes are governed by an indenture dated as of May 26, 2015 (the “Base Indenture”), among the Company, the Guarantor and U.S. Bank Trust Company, National Association, successor in interest to U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the tenth supplemental indenture dated as of December 4, 2025, among the Company, the Guarantor and the Trustee (the “Tenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Each series of the Notes is fully and unconditionally guaranteed by the Guarantor on a senior unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”).

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include, without limitation, funding of possible acquisitions, repayment, redemption, or refinancing of indebtedness, capital expenditures, working capital, satisfaction of other obligations or repurchase of our outstanding common stock. The Company may temporarily invest the net proceeds of this offering in short-term, liquid investments until they are used for their stated purpose.

The terms of the Securities are governed by the Indenture, which contains covenants that, among other things, limit the Company’s ability to (i) create, assume, incur or guarantee any indebtedness for money borrowed secured by a lien on any of its properties or assets, without securing the Securities equally and ratably with (or prior to) such secured indebtedness and (ii) consolidate with or merge into any other person or convey or transfer its properties and assets substantially as an entirety to any person. The Company has the right to redeem the Securities at any time on the terms provided in the Indenture. Upon the occurrence of a Change of Control Triggering Event, as defined in the Indenture, unless the Company has exercised its right to redeem all of the Securities, each holder will have the right to require the Company to repurchase its Securities at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest. The Indenture also contains customary events of default. Indebtedness under the Securities may be accelerated in certain circumstances upon an event of default as set forth in the Indenture.

The above descriptions of the Indenture and the Securities are qualified in their entirety by reference to the text of the Base Indenture, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and the Tenth Supplemental Indenture (including the forms of the Notes included therein), a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K.

Registration Rights Agreement

On December 4, 2025, in connection with the issuance of the Notes, the Company and the Guarantor entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers. The Company agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) cause the registration statement to become effective under the Securities Act. The Company shall be obligated to pay additional interest on the Notes (i) if it does not complete the exchange offer on or prior to the 365th day after the issuance of the Notes (the “Target Registration Date”), (ii) if the shelf registration statement with respect to the Notes (if required to be filed) is not declared effective on or prior to the Target Registration Date, (iii) if the Company receives a request for filing of a shelf registration statement from any of the Initial Purchasers pursuant to the terms of the Registration Rights Agreement, and the shelf registration statement required to be filed thereby has not become effective by the later of (a) the Target Registration Date and (b) 90 days after delivery of such request, or (iv) the shelf registration statement with respect to the Notes (if required to be filed) has become effective and thereafter ceases to be effective or the prospectus contained therein ceases to be usable and such failure to remain effective or usable exists for more than 90 days in a 12-month period.

The above description of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is included as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the caption “Senior Notes Offering” is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

(4.1)	Indenture dated as of May 26, 2015, among S&P Global Inc. (f/k/a McGraw Hill Financial, Inc.), Standard & Poor’s Financial Services LLC and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on May 26, 2015).

(4.2)	Tenth Supplemental Indenture, dated as of December 4, 2025, among S&P Global Inc., Standard & Poor’s Financial Services LLC and U.S. Bank Trust Company, National Association, as trustee.

(4.3)	Form of 4.250% Senior Notes due 2031 (included in Exhibit 4.2).

(4.4)	Form of 4.800% Senior Notes due 2035 (included in Exhibit 4.2).

(4.5)	Registration Rights Agreement, dated as of December 4, 2025, among S&P Global Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, and HSBC Securities (USA) Inc., as representatives of the initial purchasers.

(104)	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Taptesh (Tasha) K. Matharu
By:	Taptesh (Tasha) K. Matharu Deputy General Counsel & Corporate Secretary

Dated: December 4, 2025